UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2022
ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue,
6th Floor
New York,
NY	10017
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (949) 480-8300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2022, Acacia Research Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast at www.virtualshareholdermeeting.com/ACTG2022. As of March 14, 2022, the record date for the Annual Meeting, there were 46,466,524 shares of the Company’s common stock (the “Common Stock”), issued, outstanding and entitled to vote, and 350,000 shares of the Company’s Series A Convertible Preferred Stock (“Preferred Shares”) issued, outstanding and entitled to 9,589,042 votes.

At the Annual Meeting, 34,962,175 shares of the Common Stock and 350,000 Preferred Shares were present virtually or represented by proxy, constituting a quorum for the conduct of business at the Annual Meeting.

Set forth below are brief descriptions of the proposals voted upon at the Annual Meeting, and the final results of the stockholder vote on each proposal, as certified by Broadridge Financial Solutions Inspector of Election Services, the inspector of election for the Annual Meeting. These proposals are described in more detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 20, 2022.

Proposal No. 1: To elect five directors to serve on the Company’s Board of Directors until the 2023 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Directors	For	Against	Abstain	Broker Non-Votes
Maureen O’Connell	33,266,519	656,647	25,722	10,252,328
Katharine Wolanyk	33,073,492	849,674	25,722	10,252,328
Isaac T. Kohlberg	33,076,733	834,982	37,173	10,252,328
Jonathan Sagal	33,186,643	742,038	20,207	10,252,328
Clifford Press	33,312,042	616,638	20,208	10,252,328

Proposal No. 2: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
42,775,150	1,401,691	24,375	0

Proposal No. 3: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
32,348,030	506,617	1,094,241	10,252,328

Proposal No. 4: To approve, an amendment to the 2016 Acacia Research Corporation Stock Incentive Plan (the “2016 Plan”), as amended, to increase the number of shares of common stock authorized to be issued pursuant to the 2016 Plan from 5,125,390 to 10,625,390, was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
31,522,284	2,229,116	197,488	10,252,328

Proposal No. 5: To approve an amendment to the Company’s Certificate of Incorporation to permit stockholders to act by written consent, was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
33,442,509	473,982	32,397	10,252,328

No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2022
ACACIA RESEARCH CORPORATION

	By:	/s/ Clifford Press
	Name:	Clifford Press
	Title:	Chief Executive Officer & President